EXHIBIT 10.14


                                 AMENDMENT NO. 2


     This Amendment is made as of the 3rd day of October, 1996, to that certain Agreement between Ryan's Properties, Inc. and Family Steak Houses of Florida, Inc., dated July 11, 1994, and amended on October 17, 1995 (as amended to date, the "Agreement"):

     The second sentence of Section 5 entitled "Royalty Fees" shall be deleted and replaced with the following:

     The three percent (3%) rate will remain in effect through December 31, 2001, at which time the rate will change to four percent (4%).

     In all other respects the Agreement shall remain unchanged.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on their behalf by a person thereunto duly authorized, as of the date first above written.


                                   RYAN'S PROPERTIES, INC.


                                   /s/ CHARLES D. WAY
                                       ---------------
                                   By: Charles D. Way
                                   Title: President and Chief Executive Officer


                                   FAMILY STEAK HOUSES OF FLORIDA, INC.


                                   /s/ LEWIS E. CHRISTMAN, JR.
                                       -----------------------
                                   By: Lewis E. Christman, Jr.
                                   Title: President and Chief Executive Officer